UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2011

AMERICAN DENTAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-23363	04-3297858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (781) 224-0880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 6, 2011, American Dental Partners, Inc. (the “Company”) distributed in its internal newsletter an article regarding the Agreement and Plan of Merger (the “Merger Agreement”) dated as of November 4, 2011 that the Company entered into with JLL Crown Holdings, LLC, a Delaware limited liability company (“Parent”), and JLL Crown Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into the Company, and a copy of such article is attached hereto as Exhibit 99.1.

On December 7, 2011, the Company will distribute a letter to its employees regarding its Employee Stock Purchase Plan and the effect of the Merger on the Employee Stock Purchase Plan and options thereunder, and a copy of such letter is attached hereto as Exhibit 99.2.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed Merger. The Company has filed a preliminary proxy statement with the SEC related to the Merger on November 29, 2011. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.amdpi.com. The proxy statement and other relevant materials (when available) may also be obtained for free from the Company by directing a request to American Dental Partners, Inc., 401 Edgewater Place, Suite 430, Wakefield, Massachusetts 01880, telephone (781) 224-0880. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.amdpi.com, or by directing a request to American Dental Partners, Inc., 401 Edgewater Place, Suite 430, Wakefield, Massachusetts 01880, telephone (781) 224-0880.

Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about the performance of the Company or other matters relating to its business, operations and future developments. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Any such forward-looking statements relating to the Merger are subject to various risks and uncertainties, including uncertainties as to the timing of the Merger; the possibility that alternative acquisition proposals will be made; the possibility that alternative acquisition proposals will not be made; the possibility that various closing conditions for the Merger may not be satisfied or waived; the possibility that Parent will be unable to obtain sufficient funds to close the Merger; the failure of the Merger to close for any other reason; the amount of fees and expenses related to the Merger; the diversion of management’s attention from ongoing business concerns; the effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees; the Merger Agreement’s contractual restrictions on the conduct of our business prior to the completion of the Merger; the possible adverse effect on our business and the price of our common stock if the Merger is not completed in a timely matter or at all; and the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against us and others relating to the Merger. Additionally, there are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, many of which are beyond the Company’s control, including the risk factors disclosed previously and from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The forward-looking statements contained herein represent the Company’s estimate only as of the date of this filing and should not be relied upon as representing the Company’s estimate as of any subsequent date. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Article in Company Internal Newsletter

99.2	Letter to Participants in Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.
(Registrant)

December 6, 2011	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Article in Company Internal Newsletter

99.2	Letter to Participants in Employee Stock Purchase Plan